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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 27, 2005

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                           RCG COMPANIES INCORPORATED
             (Exact name of registrant as specified in its charter)

                                  -------------

          Delaware                     1-8662                 23-2265039
(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                   Identification No.)


     6836 Morrison Blvd., Ste. 200, Charlotte,
                   North Carolina                              28211
     (Address of principal executive offices)                (Zip Code)

                                 (704) 366-5054
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED]

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

Item 1.01 Entry into Material Definitive Agreement

      Disclosure information required for Item 1.01 is contained in Item 2.01 below which is incorporated by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

      On April 27, 2005, RCG Companies Incorporated ("RCG"), pursuant to the terms of an Asset Purchase Agreement dated April 26, 2005 (the "APA"), closed a transaction through which its wholly owned subsidiary Logisoft Corp. ("Logisoft") and Logisoft's wholly owned subsidiary eStorefronts.net Corp.("eStorefronts" and together with Logisoft the "Sellers") sold substantially all of the assets of Sellers to RMK Holdings, LLC ("Buyer"), in consideration for which Buyer paid Sellers $699,000 and assumed $2,083,000 of Sellers' liabilities. The purchase price paid is subject to a post closing adjustment, as set forth in the APA, once the closing date financial statements have been finalized.

      In connection with the transactions set forth in the APA, RCG executed (i) a Guaranty and Indemnification Agreement pursuant to which it guaranteed the payment and performance obligations of Sellers under the APA, and (ii) a Noncompetition Agreement pursuant to which it agreed not to compete with Buyer in a limited number of States for a period of 5 years in the business of reselling computer software and hardware, sales, design, hosting and maintenance of internet and intranet websites, information technology consulting and ecommerce software development and consulting.

      The foregoing disclosures are in all cases subject to the terms and provisions set forth in the APA, the Guaranty and Indemnification Agreement, and the Noncompetition Agreement, copies of which are filed herewith as exhibits.

Item 7.01 Regulation FD Disclosure

      A copy of a press release with respect to the foregoing transactions is attached hereto as an Exhibit.

Item 9.01. Financial Statements and Exhibits

(b) Unaudited pro forma financial information of RCG reflecting the sale of Logisoft business.

      The unaudited pro forma consolidated financial information gives effect to the sale of the Logisoft business as if the disposition had occurred for the consolidated balance sheet on December 31, 2004, and for the consolidated statement of operations on July 1 of each period presented.

      The pro forma adjustments are based on presently available information. The unaudited pro forma information has been included as required by the

      Securities and Exchange Commission and is not necessarily indicative of the results that would have been reported had the disposition actually occurred on the dates specified, nor is it indicative of the results that may be obtained in the future.

                   RCG Companies Incorporated and Subsidiaries
                 UNADITED PRO FORMA COMBINED BALANCE SHEET DATA
                              AT DECEMBER 31, 2004
                                 (In thousands)
                              Pro Forma Adjustments

                                                             RCG           Sale of          Other           RCG
                                                          Historical       Logisoft      Adjustments      Pro Forma
                                                         ------------    ------------    ------------    ------------
                           ASSETS
Cash and cash equivalents                                $      1,163    $      1,161                    $      2,324
Restricted cash                                                 7,279              --                           7,279
Accounts receivable, net                                        1,353          (1,277)                             76
Prepaid expenses and other current assets                       1,858             (87)                          1,771
                                                         ------------    ------------    ------------    ------------
          Total current assets                                 11,653            (203)                         11,450

Property and equipment, net                                       853            (366)                            487
Deferred costs and other assets                                    49             (43)                              6
Net non-current assets of discontinued operations                 376              --                             376
Goodwill and other intangible assets                           18,005          (7,917)                         10,088
                                                         ------------    ------------    ------------    ------------
         Total assets                                    $     30,936    $     (8,529)   [A]             $     22,407
                                                         ============    ============    ============    ============

            LIABILITIES AND SHAREHOLDERS' EQUITY
Notes payable and other obligations-current portion      $      3,949    $       (501)                   $      3,448
Accounts payable and accrued expenses                          11,959          (1,819)                         10,140
Net non-current liabilities of discontinued operations          4,478              --                           4,478
Unearned income                                                 6,296              --                           6,296
                                                         ------------    ------------    ------------    ------------
         Total current liabilities                             26,682          (2,320)                         24,362

Warrant obligations                                             1,593              --                           1,593
Notes payable and other obligations                             4,847             (64)                          4,783
                                                         ------------    ------------    ------------    ------------
         Total liabilities                                     33,122          (2,384)   [B]                   30,738
Commitments and Contingencies
Shareholders' equity:
     Common stock                                                 896              --                             896
     Additional paid-in capital                               125,461              --                         125,461
     Accumulated deficit                                     (127,911)         (6,145)                       (134,056)
     Treasury stock at cost                                      (632)             --                            (632)
                                                         ------------    ------------    ------------    ------------
         Total shareholders' equity                            (2,186)         (6,145)                         (8,331)
                                                         ------------    ------------    ------------    ------------

         Total liabilities and shareholders' equity      $     30,936    $     (8,529)                   $     22,407
                                                         ============    ============    ============    ============

      See Notes to Unaudited Pro Forma Consolidated Financial Information.


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

                   RCG Companies Incorporated and Subsidiaries
                          UNAUDITED PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2004
                       (In thousands, except share data)

                                                                         Pro Forma Adjustments
                                                                         ---------------------

                                                    RCG             Sale of            Other              RCG
                                                 Historical         Logisoft         Adjustments       Pro Forma
                                               --------------    --------------    --------------    --------------
Revenue:
Services ...................................   $       41,341    $         (203)                     $       41,138
Product sales ..............................            7,369            (7,369)                                 --
                                               --------------    --------------    --------------    --------------
         Total revenue .....................           48,710            (7,572)                             41,138
                                               --------------    --------------    --------------    --------------
Cost of revenue:
Services ...................................           41,349                (6)                             41,343
Product sales ..............................            6,520            (6,520)                                 --
                                               --------------    --------------    --------------    --------------
         Total cost of revenue .............           47,869            (6,526)                             41,343
                                               --------------    --------------    --------------    --------------

         Gross profit ......................              841            (1,046)                               (205)
                                               --------------    --------------    --------------    --------------

Selling, general and administrative expenses            7,598            (1,192)                              6,406
Depreciation and amortization ..............              221               (76)                                145
                                               --------------    --------------    --------------    --------------
         Operating costs and expenses ......            7,819            (1,268)                              6,551
                                               --------------    --------------    --------------    --------------

         Operating loss ....................           (6,978)             (222)                             (6,756)

Interest expense, net ......................              335               (42)                                293
Other expense ..............................              325                 8                                 333
                                               --------------    --------------    --------------    --------------
Loss from continuing operations before
extraordinary items ........................           (7,638)             (256)                             (7,382)
   Gain on debt restructuring ..............            2,257                --                               2,257
                                               --------------    --------------    --------------    --------------
        Loss from continuing operations ....   $       (5,381)   $         (256)                     $       (5,125)
                                               ==============    ==============    ==============    ==============

Basic and diluted loss per share:
     Loss from continuing operations .......   $        (0.25)   $        (0.01)               NA    $        (0.24)
                                               ==============    ==============    ==============    ==============

Weighted average shares outstanding ........       21,419,404        21,419,404                NA        21,419,404
                                               ==============    ==============    ==============    ==============


      See Notes to Unaudited Pro Forma Consolidated Financial Information.

                   RCG Companies Incorporated and Subsidiaries
                           UNADITED PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2004
                        (In thousands, except share data)

                                                                       Pro Forma Adjustments
                                                                       ---------------------

                                                    RCG             Sale of            Other               RCG
                                                 Historical         Logisoft         Adjustments        Pro Forma
                                               --------------    --------------    --------------    --------------
Revenue:
Services ...................................   $      165,765    $         (389)                     $      165,376
Product sales ..............................           15,042           (15,042)                                 --
                                               --------------    --------------    --------------    --------------
         Total revenue .....................          180,807           (15,431)                            165,376
                                               --------------    --------------    --------------    --------------
Cost of revenue:
Services ...................................          154,812              (260)                            154,552
Product sales ..............................           13,244           (13,244)                                 --
                                               --------------    --------------    --------------    --------------
         Total cost of revenue .............          168,056           (13,504)                            154,552
                                               --------------    --------------    --------------    --------------

         Gross profit ......................           12,751             1,927                              10,824
                                               --------------    --------------    --------------    --------------

Selling, general and administrative expenses           18,637            (2,138)                             16,499
Depreciation and amortization ..............              810              (204)                                606
Goodwill impairment ........................            1,199              (199)                              1,000
                                               --------------    --------------    --------------    --------------
         Operating costs and expenses ......           20,646            (2,541)                             18,105
                                               --------------    --------------    --------------    --------------

         Operating loss ....................           (7,895)             (614)                             (7,281)

Interest expense, net ......................              842               (74)                                768
Gain on investments, net ...................             (120)               --                                (120)
Other income ...............................              (95)              100                                   5
                                               --------------    --------------    --------------    --------------
         Loss from continuing operations ...   $       (8,522)   $         (588)                     $       (7,934)
                                               ==============    ==============    ==============    ==============

Basic and diluted loss per share:
     Loss from continuing operations .......   $        (0.51)   $         (.04)               NA    $        (0.47)
                                               ==============    ==============    ==============    ==============

Weighted average shares outstanding ........       16,799,540        16,799,540                NA        16,799,540
                                               ==============    ==============    ==============    ==============

      See Notes to Unaudited Pro Forma Consolidated Financial Information.

                   RCG Companies Incorporated and Subsidiaries
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

      (A) Total assets of the Logisoft business sold, net of the assumed cash received if the transaction had closed on December 31, 2004.

      (B)   Liabilities assumed by the Purchaser.







(c)   Exhibits

      Exhibit     Description
      -------     -----------

      10.1 Asset Purchase Agreement dated April 26, 2005, between RMK Holdings, LLC, Logisoft Corp., and eStorefronts.net Corp.

      10.2 Guaranty and Indemnification Agreement, dated April 26, 2005, between RCG Companies Incorporated and RMK Holdings, LLC

      10.3 Noncompetition Agreement, dated April 26, 2005, between RCG Companies Incorporated and RMK Holdings, LLC

      99.1        Press Release dated April 28, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2005

                                         RCG COMPANIES INCORPORATED


                                         By:  /s/ Marc Bercoon
                                              -----------------------
                                              Marc Bercoon
                                              Chief Financial Officer